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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         AUGUST 4, 2005 (AUGUST 3, 2005)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          SUPERIOR WELL SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                               000-51435                            20-2535684
(STATE OR OTHER JURISDICTION                    (COMMISSION                          (IRS EMPLOYER
      OF INCORPORATION)                         FILE NUMBER)                     IDENTIFICATION NUMBER)

                          1380 RT. 286 EAST. SUITE #121
                           INDIANA, PENNSYLVANIA 15701
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (724) 465-8904
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

         On August 3, 2005, Superior Well Services, Inc. (the "Company") announced that it had closed its initial public offering of 5,620,000 shares of common stock, par value $0.01 per share ("Common Stock"), including 4,433,193 shares of Common Stock to be sold by the Company, and an additional 1,186,807 shares to be sold by selling stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND OTHER EXHIBITS

         (c) Exhibits

EXHIBIT NO.      DESCRIPTION
-----------      -----------
99.1             Press release issued August 3, 2005.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SUPERIOR WELL SERVICES, INC.
                                         (Registrant)



                                                /s/ Thomas W. Stoelk
                                         --------------------------------------
                                                  Thomas W. Stoelk
                                                  Vice President &
                                             Chief Financial Officer

Dated: August 4, 2005


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                                 EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------
99.1             Press release issued August 3, 2005.